UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

______________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) March 5, 2009

KOPIN CORPORATION
(Exact Name of Registrant as Specified in Charter)

DELAWARE	000-19882	04-2833935
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
200 John Hancock Road, Taunton, MA 02780
(Address of Principal Executive Offices) (Zip Code)

 Registrant's telephone number, including area code   (508) 824-6696

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.     Results of Operations and Financial Condition.

Kopin Corporation issued a press release on March 5, 2009, a copy of which is attached as Exhibit 99.1 to this report and incorporated herein by this reference, in which the company announced financial results for the fourth quarter and full year ended December 27, 2008.  This information shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 9.01.     Financial Statements and Exhibits.

(d)       Exhibits.

     99.1  Press Release dated March 5, 2009, announcing Kopin Corporation’s financial results for the fourth quarter and full year ended
              December 27, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KOPIN CORPORATION

Dated:	March 5, 2009	By:	/s/ Richard A. Sneider
Richard A. Sneider
Treasurer and Chief Financial Officer
(Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release dated March 5, 2009 titled "Kopin Reports Fourth-Quarter and Full-Year 2008 Financial Results"